Short-term Investments	12 Months Ended
Dec. 31, 2024
Short-term Investments
Short-term Investments

4.    Short-term Investments

	As of December 31,
	2023	2024
	US$	US$
U.S. Treasury Securities	—	136,511
Time deposits	288,758	55,408
Equity securities with readily determinable fair value (1)	2,265	2,117
Equity securities accounted for under alternative measurement	—	500
Total short-term investments	291,023	194,536
(1)	Starting from July 2021, the Group, from time to time, invested in ordinary shares of a listed company and disposed of portion of the investments. For the years ended December 31, 2022, 2023 and 2024, the Group recorded fair value losses on short-term equity investment of US$2,056, gains of US$54 and losses of US$116, respectively, in financial income, net in the consolidated statements of comprehensive (loss)/income. This investment is classified as equity securities with readily determinable fair values.